Earnings per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings per Share

10. Earnings per Share

Basic and diluted earnings per share is calculated by dividing the net income available to common shareholders by the average number of common shares outstanding during the periods. Diluted earnings per share is calculated by adjusting the net income available to common shareholders and the weighted average number of common shares used for calculating basic earnings per share for the effects of all potentially dilutive shares.

The calculation of both basic and diluted number of weighted average outstanding shares of:

	December 31, 2014	December 31, 2015	December 31, 2016
Net income available to common shareholders (in thousands)	87,737	98,094	44,638

Basic weighted average number of shares	55,336,402	55,360,004	55,418,626
Effect of dilutive potential share options:	147,076	346,100	375,855

Diluted weighted average number of shares	55,483,478	55,706,104	55,794,481